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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2004

Amphenol Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10879 (Commission File Number)	22-2785165 (IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut (Address of principal executive offices)		06492 (Zip Code)

Registrant's telephone number, including area code: (203) 265-8900

Item 5.    Other Events

        On February 23, 2004, Amphenol Corporation (the "Company") entered into an Underwriting Agreement dated February 23, 2004 (the "Underwriting Agreement"), with Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC and the other several underwriters named on Schedule I thereto (collectively, the "Underwriters") and certain stockholders named therein (the "Selling Stockholders"), with respect to the offer and sale by the Selling Stockholders and the purchase by the Underwriters, of 8,000,000 shares of the Company's Class A common stock, par value $.001 per share, with an option to purchase from certain of the Selling Stockholders up to an additional 1,200,000 shares of common stock to cover over-allotments, if any.

        The form of the Underwriting Agreement is attached as Exhibit 1.1 hereto. The press release relating to the pricing of the 8,000,000 shares of common stock is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

        (c) Exhibits.

1.1	Form of Underwriting Agreement, by and among the Company, the Underwriters and the Selling Stockholders.
99.1	Press Release dated February 24, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2004	AMPHENOL CORPORATION
	By:	/s/ EDWARD G. JEPSEN
		Name:	Edward G. Jepsen
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement, by and among the Company, the Underwriters and the Selling Stockholders.
99.1	Press Release dated February 24, 2004.

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SIGNATURE
EXHIBIT INDEX